As filed with the Securities and Exchange Commission on February 28, 2002.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-4173

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          JOHN HANCOCK INVESTORS TRUST
                (Name of Registrant as Specified in Its Charter)

                          JOHN HANCOCK INVESTORS TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

[JOHN HANCOCK LOGO]
-------------------
JOHN HANCOCK FUNDS

John Hancock Investors Trust
John Hancock Income Securities Trust

January 24, 2003

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 20, 2003 at 9:00 A.M., Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one that occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

Elect your fund's Board of Trustees

For each fund, proposal number one asks you to elect 10 Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee's background.

Ratify the Trustees' selection of public accountants

For each fund, proposal number two asks you to ratify or reject the Trustees' selection of PricewaterhouseCoopers, LLP as each fund's independent public accountants for the fund's current fiscal year.

Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. A prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 A.M. and 7:00 P.M. Eastern time.

Thank you in advance for your prompt action on this very important matter.

                                           Sincerely,


                                           /s/ Maureen R. Ford

                                           Maureen R. Ford
                                           Chairman and Chief Executive
                                           Officer

P56PX 1/03
JHK-PS-03

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            To Be Held March 20, 2003

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of

     John Hancock Investors Trust
     John Hancock Income Securities Trust:

A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, March 20, 2003 at 9:00 A.M., Eastern time, and shareholders of each fund will consider the following proposals:

     (1) To elect ten Trustees to serve until their respective successors have been duly elected and qualified.

     (2) To ratify or reject the Trustees' selection of PricewaterhouseCoopers LLP as the fund's independent public accountants for the fund's current fiscal year.

     (3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record of each fund as of the close of business on January 6, 2003 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about January 24, 2003.

Whether or not you can attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                        By order of the Boards of Trustees,


                                        Susan S. Newton
                                        Senior Vice President and
                                        Secretary

January 24, 2003
P56PX 1/03

JHK-PS-03

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on March 20, 2003

                                 PROXY STATEMENT

     This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

     This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, March 20, 2003 at 9:00 A.M., Eastern time.

     If you sign the enclosed proxy card and return it in time to be voted at the meetings, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meetings by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meetings, or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

     The Trustees of each fund have fixed the close of business on January 6, 2003 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

     John Hancock Investors Trust .................  8,028,002
     John Hancock Income Securities Trust ......... 10,969,078

     The funds' management does not know of anyone who beneficially owned more than 5% of either fund's shares outstanding on the record date. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

     Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

General

     As of the date of this proxy, each nominee for election currently serves as a Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1

     Ms. Ford and Ms. McGill Peterson and Messrs. Aronowitz, Chapman, Cosgrove, DeCiccio, Farrell, Glavin, Moore and Pratt are the current nominees for election and will serve until their respective successors have been duly elected and qualified.

Vote Required for Proposal 1

     The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect the nominees of that fund.

Information Concerning Nominees

     The following table sets forth certain information regarding the nominees for election to the Boards. The table also shows his or her principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the Trustee.

                                          Principal Occupation(s)                                 Number of
Name, (Age), Address(1)                   and other Directorships                   Trustee      John Hancock
and Position with the Funds              During the Past Five Years                  Since      Funds overseen
---------------------------              --------------------------                  -----      --------------
                                               NOMINEES FOR ELECTION
                                              Term to Expire in 2004

Independent Trustees
--------------------

Dennis S. Aronowitz        Professor of Law Emeritus, Boston University School     1988                31
(Age 71)                   of Law (as of 1996); Director, Brookline Bancorp.
Trustee

Richard P. Chapman Jr.     President, and Chief Executive Officer, Brookline       1975                31
(Age 67)                   Bancorp, Inc. (lending) (since 1972); Chairman and
Trustee                    Director, Lumber Insurance Co., (insurance) (until
                           2000); Chairman and Director, Northeast Retirement
                           Services, Inc. (retirement administration) (since
                           1998).

                                                Principal Occupation(s)                                  Number of
Name, (Age), Address(1)                         and other Directorships                    Trustee      John Hancock
and Position with the Funds                    During the Past Five Years                   Since     Funds overseen
---------------------------                    --------------------------                   -----     --------------
                                                  NOMINEES FOR ELECTION
                                            Term to Expire in 2004 (continued)

William J. Cosgrove             Vice President, Senior Banker and Senior Credit           1991               31
(Age 70)                        Officer, Citibank, NA (banking) (retired 1991);
Trustee                         Executive Vice President, Citadel Group
                                Representatives, Inc. (financial reinsurance);
                                Director, Hudson City Bancorp (banking); Trustee,
                                Scholarship Fund for Inner City Children (since
                                1986).

Richard A. Farrell              President, Farrell, Healer & Co., Inc. (venture           1996               31
(Age 70)                        capital management firm) (since 1980) and General
Trustee                         Partner of the Venture Capital Fund of NE); Trustee,
                                Marblehead Savings Bank (since 1994); Prior to
                                1980, headed the venture capital group at Bank of
                                Boston Corporation.

William F. Glavin               President Emeritus, Babson College (as of 1998);          1996               31
(Age 70)                        Vice Chairman, Xerox Corporation (until 1989);
Trustee                         Director, Reebok, Inc. (until 2002) and Inco Ltd
                                (until 2002).

John A. Moore                   President and Chief Executive Officer, Institute for      1996               39
(Age 63)                        Evaluating Health Risks, (nonprofit institution)
Trustee                         (until 2001). Scientist, Science International (health
                                Research) (since 1998); Principal, Hollyhouse
                                (consulting) (since 2000); Director, CIIT (nonprofit
                                research) (since 2002).

Patti McGill Peterson           Executive Director, Council for International             1996               39
(Age 59)                        Exchange of Scholars (since 1998), Vice President,
Trustee                         Institute of International Education (since 1998);
                                Senior Fellow, Cornell Institute of Public Affairs,
                                Cornell University (until 1997); President Emerita of
                                Wells College and St. Lawrence University; Director,
                                Niagara Mohawk Power Corporation (electric
                                utility).

John W. Pratt                   Professor of Business Administration Emeritus,            1996               31
(Age 71)                        Harvard University Graduate School of Business
Trustee                         Administration (as of 1998).

                                                      Principal Occupation(s)                                 Number of
Name, (Age), Address(1)                               and other Directorships                   Trustee      John Hancock
and Position with the Funds                          During the Past Five Years                  Since     Funds overseen
---------------------------                          --------------------------                  -----     --------------
                                                     NOMINEES FOR ELECTION
                                              Term to Expire in 2004 (continued)

Interested Trustees
-------------------

Maureen R. Ford*                       Executive Vice President, John Hancock Financial        2000               61
(Age 47)                               Services, Inc., John Hancock Life Insurance
Trustee, Chairman,                     Company; Chairman, Director, President and Chief
President and Chief                    Executive Officer, John Hancock Advisers, LLC, (the
Executive Officer                      "Adviser") and The Berkeley Financial Group, Inc.
                                       ("The Berkeley Group"); Chairman, Director,
                                       President and Chief Executive Officer, John
                                       Hancock Funds, LLC ("John Hancock Funds");
                                       Chairman, Director and Chief Executive Officer,
                                       Sovereign Asset Management Corporation
                                       (SAMCorp); Director, John Hancock Subsidiaries,
                                       LLC, Independence Investment LLC and
                                       Independence Fixed Income LLC and Signature
                                       Services, Inc.; Senior Vice President, MassMutual
                                       Insurance Co. (until 1999).

John M. DeCiccio*                      Executive Vice President and Chief Investment           2001               61
(Age 54)                               Officer, John Hancock Financial Services, Inc.;
Trustee                                Director, Executive Vice President and Chief
                                       Investment Officer, John Hancock Life Insurance
                                       Company; Chairman of the Committee of Finance
                                       of John Hancock Life Insurance Company; Director,
                                       John Hancock Subsidiaries, LLC., Hancock Natural
                                       Resource Group, Independence Investment LLC,
                                       Independence Fixed Income LLC, The Berkeley
                                       Group, the Adviser, John Hancock Funds,
                                       Massachusetts Business Development Corporation;
                                       Director, Insurance Agency Inc. (until 1999) and
                                       John Hancock Signature Services, Inc. (until 1997).

* "Interested person" as defined by The Investment Company Act of 1940, as amended, by reason of positions held with the Funds' investment adviser and/or certain other affiliates.

Executive Officers

     In addition to the Chairman, President and Chief Executive Officer (Ms.
Ford), the table below lists each fund's executive officers.

Name, (Age), Address(1)          Principal Occupation(s)                                  Officer
and Position with the Funds      During the Past Five Years                                Since
---------------------------      --------------------------                                -----
William L. Braman                Executive Vice President and Chief Investment           2000
(Age 49)                         Officer, each of the John Hancock funds and the
Executive Vice President         Adviser; Executive Vice President and Chief
and Chief Investment Officer     Investment Officer, Baring Asset Management,
                                 London, U.K. (until May 2000).

Susan S. Newton                  Senior Vice President and Secretary, each of the        1984
(Age 52)                         John Hancock funds; Senior Vice President,
Senior Vice President            Secretary and Chief Legal Officer, the Adviser, John
and Secretary                    Hancock Funds, LLC, The Berkeley Group and
                                 SAMCorp.

Richard A. Brown                 Senior Vice President, Chief Financial Officer and      2000
(Age 53)                         Treasurer, the Adviser, the John Hancock Fund
Senior Vice President            Complex, and The Berkeley Group; Second Vice
and Chief Financial Officer      President and Senior Associate Controller, Corporate
                                 Tax Department, John Hancock Financial Services,
                                 Inc. (until 2001).

William H. King                  Vice President and Treasurer, each of the John          1994
(Age 50)                         Hancock funds; Vice President, the Adviser.
Vice President and Treasurer

Thomas H. Connors                Vice President and Compliance Officer, each of the      1996
(Age 43)                         John Hancock funds and the Adviser; Vice
Vice President and               President, John Hancock Funds, LLC.
Compliance Officer

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston Massachusetts 02199

     Each Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

     Each Board of Trustees held four meetings during the fiscal year ended December 31, 2002. With respect to each fund, no Trustee, except for Mr. DeCiccio, attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund; and (2) the total number of meetings held by all committees of the Trustees on which they served. Mr. DeCiccio attended 50% of the meetings. The funds hold joint meetings of the Trustees and all committees.

     Each Board of Trustees has an Audit Committee consisting of Messrs. Farrell, Glavin and Moore. All members of each fund's Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee which is attached as Exhibit A. Each Audit Committee held four meetings during the fiscal year ended December 31, 2002. Each Audit Committee recommends to the full board the appointment of outside auditors for each fund, oversees and monitors the audit of each fund, communicates with both the independent auditors and inside auditors on a regular basis, and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by ISB Standard No. 1, and discussed with the auditors their independence; and, (4) based on these discussions recommended to the Board that each fund's financial statements be included in each fund's annual report for the last fiscal year.

     Each Board of Trustees has a special nominating committee known as the Administration Committee. The Administration Committee members are Ms. McGill Peterson and Messrs. Aronowitz, Chapman, Cosgrove, Farrell, Glavin, Moore and Pratt. Each Administration Committee held four meetings during the fiscal year ended December 31, 2002. Each Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are not "interested persons." Each Administration Committee also coordinates with Trustees who are interested persons in the selection and election of fund officers of the respective funds. Each Administration Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

     Each Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Messrs. Cosgrove, Chapman and Pratt. Each Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2002. Each Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the respective fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

     Each Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Ms. McGill Peterson and Messrs. Aronowitz. Each Investment Performance Committee held four meetings during the fiscal year ended December 31, 2002. Each Investment Performance Committee monitors and analyzes the performance of the respective funds generally, consults with the Adviser as necessary if the respective fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

     Each Board of Trustees has a Coordinating Committee. The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

Trustee Ownership

     The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

                               Trustee Holdings(1)

                                   Investors Trust            Income Securities Trust
                                   ---------------            -----------------------
                                                                                            All John Hancock
Name of Trustee             Shares     Dollar Range           Shares   Dollar Range          funds overseen
---------------             ------     ------------           ------   ------------          --------------
Independent Trustees

Dennis S. Aronowitz            100       $1 - $10,000          100      $1 - $10,000      $50,001 - $100,000
Richard P. Chapman, Jr.        100       $1 - $10,000          100      $1 - $10,000         Over $100,000
William J. Cosgrove            100       $1 - $10,000          100      $1 - $10,000         Over $100,000
Richard A. Farrell           1,700     $10,001 - 50,000      9,900     Over $100,000         Over $100,000
William F. Glavin               --            --                --           --              Over $100,000
Dr. John A. Moore               --            --                --           --              Over $100,000
Patti McGill Peterson           --            --                --           --              Over $100,000
John W. Pratt                  100       $1 - $10,000          100      $1 - $10,000         Over $100,000

Interested Trustees

John M. DeCiccio                --            --                --           --              Over $100,000
Maureen R. Ford                100       $1 - $10,000          100      $1 - $10,000         Over $100,000

(1) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the Funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Remuneration of Officers and Trustees". The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Securities Exchange Act of 1934 requires each fund's executive officers, Trustees and persons who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish the funds with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Officers and Trustees

     The following table provides information about the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for the year ended December 31, 2002. The two non-independent Trustees, Ms. Ford and Mr. DeCiccio, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

                                         Aggregate Compensation                    Total Compensation
Independent                              ----------------------               All Funds in the John Hancock
Trustees                      Investors Trust     Income Securities Trust            Fund Complex(1)
--------                      ---------------     -----------------------            ---------------
Dennis S. Aronowitz               $ 1,088                 $ 1,138                       $ 72,000
Richard P. Chapman, Jr.*            1,188                   1,243                         78,100
William J. Cosgrove*                1,139                   1,191                         75,100
Richard A. Farrell                  1,137                   1,190                         75,000
Gail D. Fosler+                     1,088                   1,138                         72,000
William F. Glavin*                  1,137                   1,190                         75,000
John A. Moore*                      1,088                   1,138                         72,000
Patti McGill Peterson               1,088                   1,138                         72,000
John W. Pratt                       1,090                   1,140                         72,100
                                  -------                 -------                       --------
Totals                            $10,043                 $10,506                       $663,300

(1) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2002. All the Independent Trustees are Trustees of 31 funds in the John Hancock fund complex, except for Ms. McGill Peterson and Mr. Moore, who are trustees of 39 funds.
* As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $46,844, for Mr. Cosgrove was $166,358, for Mr. Glavin was $219,230 and for Mr. Moore was $203,650 under the John Hancock Deferred Compensation Plan for Independent Trustees ("the Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.
+    As of December 31, 2002, Ms. Fosler resigned as a Trustee of the complex.

Material Relationships of the Independent Trustees

     As of December 31, 2002, none of the Independent Trustees, nor any immediate family member, owns shares of John Hancock Advisers, LLC (the "investment adviser") or a principal underwriter of the funds, nor does any such person own shares of a company controlling, controlled by or under common control with the investment adviser or a principal underwriter of the funds.

     There have been no transactions by the funds since the beginning of the funds' last two fiscal years, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any trustee of the funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the funds in an amount in excess of $60,000 at any time since that date.

     No Independent Trustee, nor any immediate family member has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, a principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the funds. Moreover, no Inde-pendent Trustee or immediate family member has, or has had in the last two fiscal years of the funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the funds, an officer of the funds, any investment company sharing the same investment adviser or principal underwriter as the funds or any officer of such a company, any investment adviser or principal underwriter of the funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the funds, or any officer of such a person.

     Within the last two completed fiscal years of the funds, no officer of any investment adviser or principal underwriter of the funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, has served as a director on a board of a company where any of the Independent Trustees or nominees of the funds, or immediate family members of such persons, has served as an officer.

Legal Proceedings

     There are no material pending legal proceedings to which any trustee or affiliated person is a party adverse to the funds or any of its affiliated persons or has a material interest adverse to the funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any trustee or executive officer of the funds within the past five years.

                                   PROPOSAL 2

         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

     The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected PricewaterhouseCoopers LLP to act as independent public accountants for each fund's fiscal year ending December 31, 2003.

     PricewaterhouseCoopers LLP has advised the funds that it has no direct or indirect financial interest in either fund. This selection is subject to the approval of the shareholders of the respective funds at the meetings. The enclosed proxy cards provide space for instructions directing the proxies named on the card to vote for, against, or abstain from, ratifying that selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meetings, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

     Ernst & Young LLP ("Ernst & Young") served as the independent public accountants for the Funds for each Fund's fiscal year ended December 31, 2002.

     The following table sets forth the aggregate fees billed by the independent accountants for each fund's 2002 fiscal year for professional services rendered for: (i) the audit of the fund's annual financial statements and the review of financial statements included in the fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the fund; (iii) all other services provided to the fund; and (iv) all other services provided to the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the fund ("Adviser Affiliates").

                                             Financial
                                            information                       All other fees
                                          systems design   All other fees      for services
                                                and         for services      provided to the
                                          implementation     provided to        Adviser and
                             Audit fees        fees             Fund        Adviser affiliates*
                             ----------   --------------   --------------   -------------------
Investors .................    $35,000         $-0-            $3,000             $90,448
Income Securities .........    $35,000         $-0-            $3,000             $90,448

* The fees listed in the last column are not cumulative. In other words, the same fee may be reflected in more than one Fund's listing.

     On November 19, 2002, each of the Funds engaged PricewaterhouseCoopers, LLP as its independent public accountants for the Funds' 2003 fiscal years and dismissed Ernst & Young from such position effective January 1, 2003. The decision to change accountants was recommended by each Fund's Audit Committee and approved by each Fund's Board. The reports of Ernst & Young on the Fund's financial statements for the 2001 and 2002 fiscal years did not contain any adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

     During the Fund's 2001 and 2002 fiscal years , no Fund had any disagreement with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, with disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Funds.

     The Boards of Trustees, including each fund's Independent Trustees, unanimously recommend that shareholders ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the funds.

Vote Required to Ratify the Selection of Independent Public Accountants

     The approval of a "majority" (as described below) of the shares of each fund is required to ratify the selection of PricewaterhouseCoopers LLP as such fund's independent public accountants for that fund's 2003 fiscal year.

                                  MISCELLANEOUS

Voting; Quorum; Adjournment

     The following vote is required to approve each respective proposal:

Proposal                               Vote Required
---------------------------------------------------------------------------------------------------------------
Election of Trustees                   A plurality of all votes cast, assuming a quorum exists.*
(Proposal 1)                           A "plurality" means that the ten nominees up for election receiving the greatest number of votes will be elected as trustees, regardless of the number of votes cast.

Ratification of Public Accountants     The affirmative vote of more than 50% of the votes cast, assuming a
(Proposal 2)                           quorum exists.*

* In order for a "quorum" to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

     Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange.

     The following table summarizes how the quorum and voting requirements are determined.

Shares                      Quorum                                   Voting
---------------------------------------------------------------------------------------------------------------
In General                  All shares "present" in person or by     Shares present in person will be voted
                            proxy are counted in determining         in person by the shareholder at the
                            whether a quorum exists.                 meeting. Shares present by proxy will be
                                                                     voted by the proxyholder in accordance
                                                                     with instructions specified in the proxy.

Broker Non-Vote             Considered "present" at meeting.         Not voted. Same effect as a vote
                                                                     "against" a proposal.

Proxy with No Voting        Considered "present" for determining     Will be voted "for" the proposal by the
Instruction (other than     whether a quorum exists.                 proxyholder.
Broker Non-Vote)

Vote to Abstain             Considered "present" for determining     Disregarded. Because abstentions are not
                            whether a quorum exists.                 votes "cast," abstentions will have no
                                                                     effect on whether a proposal is
                                                                     approved.

     If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposal prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal, and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

Expenses and Methods of Solicitation

     The costs of the meetings, including the solicitation of proxies, will be paid by the respective funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, Massachusetts 02199-7603 serves as each fund's investment adviser and administrator. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $8,000, plus reasonable expenses.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The funds have not obtained an opinion of counsel about telephone voting, but it is currently not aware of any challenge.

     o A shareholder will be called on a recorded line at the telephone number in the funds' account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Other Matters

     The management of the funds knows of no business to be brought before the annual meetings except as described above. If, however, any other matters were properly to come before the annual meetings, the persons named on the proxy card intend to vote on those matters in accordance with their best judgment. If any shareholder desires additional information about the matters proposed for action, the management of the funds will provide further information.

     The meeting is scheduled as a joint meeting of the shareholders of both funds because the shareholders of the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the annual meetings is in the best interest of each fund's shareholders. In the event that any shareholder present at the annual meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund's meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

     The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other fund.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at a fund's annual meeting in 2004 must be received by that fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, after September 26, 2003 but no later than October 26, 2003 for inclusion in that fund's proxy statement relating to that meeting (subject to certain exceptions).

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                    JOHN HANCOCK INVESTORS TRUST
                                    JOHN HANCOCK INCOME SECURITIES TRUST

Dated: January 24, 2003

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                           For the John Hancock Funds

     The Audit Committee shall be composed of Independent Trustees only. The membership of the Committee shall consist of at least three Trustees who are each free of any relationship that, in the opinion of the Independent Trustees, may interfere with such member's individual exercise of independent judgment. Each Audit Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange and American Stock Exchange. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Independent Trustees. The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. It shall be the responsibility of the Committee to oversee the funds' auditing and accounting process, recommend to the full Board of Trustees the appointment of auditors for each of the funds, to monitor the audits of the funds, to communicate with both the external auditors and internal auditors on a regular basis, and to provide a conduit for such auditors to report and discuss any matters they deem appropriate at any time. The Committee shall also perform other tasks assigned to it, from time to time, by the Independent Trustees and, in all cases, will report its findings and recommendations to the Independent Trustees or the Committee on Administration.

     The Committee's responsibilities include:

     1. Recommending to the Board of Trustees the appointment of external auditors for each fund annually through the selection, evaluation and, where appropriate, replacement of the external auditor, and assuring that the external auditors are ultimately accountable to the Audit Committee and the Board of Trustees.

     2. Meeting with the external auditors, the internal auditors, and the funds' senior management to review the form and substance of the funds' financial statements and reports.

     3. Reviewing the funds' internal and external audit functions and the extent and quality of the auditing program, including implementation of the Code of Ethics.

     4. Reviewing and discussing with the external auditors their objectivity, independence and accountability by meeting with the external auditors at least twice a year and receiving formal written statements from the external auditors describing their reporting relationships with the Audit Committee consistent with the Independent Standards Board Standard No. 1.

     5. Recommending to the Board of Trustees that it take appropriate action to satisfy itself of the external auditor's independence.

     6. Reviewing any problems that may arise out of a fund's accounting, auditing or financial reporting functions.

     7. Reviewing the auditing and other fees charged by the external auditing firms.

     8. Monitoring the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

     9. Reviewing operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

     10. Monitoring, to the extent required, securities pricing and their implementation.

     The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the external auditors are responsible for auditing those financial statements. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the external auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                          JOHN HANCOCK INVESTORS TRUST

                         Annual Meeting of Shareholders
                                 March 20, 2003

The undersigned hereby appoints MAUREEN R. FORD, SUSAN S. NEWTON AND WILLIAM H. KING, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the John Hancock Investors Trust to be held at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts, on March 20, 2003 at 9:00 a.m., Eastern time, and at any adjournment of the meeting. All proxies previously given by the undersigned for this meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

[ X ] Please mark votes as in this example.


1.  Election of Trustees:

    (01) D. Aronowitz, (02) R. Chapman, Jr., (03) W. Cosgrove,
    (04) R. Farrell, (05) W. Glavin, (06) J. Moore,
    (07) P. McGill Peterson, (08) J. Pratt, (09) M. Ford,
    (10) J. DeCiccio

                   FOR                      WITHHOLD
                   ALL     [ ]              FROM ALL   [ ]
                 NOMINEES                   NOMINEES

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                          JOHN HANCOCK INVESTORS TRUST
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES


 2.   To ratify the selection of                      For    Against  Abstain
      PricewaterhouseCoopers LLP as
      Independent public accountants.                 [ ]      [ ]      [ ]


Mark box at right if address change has
been noted on the reverse side of this card.                            [ ]


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________